UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 27, 2005


                       NATIONAL SEMICONDUCTOR CORPORATION
             (Exact name of registrant as specified in its charter)

          DELAWARE                    1-6453             95-2095071
          --------                    ------             ----------
          (State of Incorporation)    (Commission        (I.R.S. Employer
                                      File Number)       Identification Number)


                    2900 SEMICONDUCTOR DRIVE, P.O. BOX 58090
                       SANTA CLARA, CALIFORNIA 95052-8090
                       ----------------------------------
                    (Address of Principal Executive Offices)

                                 (408) 721-5000

              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Act (17 CFR 240.13e-4(c))

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NATIONAL SEMICONDUCTOR CORPORATION

Table of Contents


                                                                            Page

Section 8 - Other Events
------------------------

Item 8.01         Other Events                                                 3

Section 9 - Financial Statements and Exhibits
---------------------------------------------

Item 9.01         Financial Statements and Exhibits                            3

Signature                                                                      4

Exhibits:
  99.1    News release dated June 27, 2005


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NATIONAL SEMICONDUCTOR CORPORATION

Item 8.01       OTHER EVENTS

     On June 27, 2005, National Semiconductor Corporation announced that it has finalized the sale of its cordless business unit to HgCapital, a private equity investor based in London, UK. A copy of the news release is attached as Exhibit 99.1.

The information contained in Exhibit 99.1 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

Item 9.01       FINANCIAL STATEMENTS AND EXHIBITS

        (c ) Exhibits
             --------

Exhibit No.     Description of Exhibit
-----------     ----------------------

   99.1 News release dated June 27, 2005 issued by National Semiconductor Corporation*

*This exhibit is intended to be furnished and shall not be deemed "filed" for purposes of the Securities Exchange Act of 1934, as amended.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     NATIONAL SEMICONDUCTOR CORPORATION

Dated:  June 28, 2005                //S// Jamie E. Samath
                                     ---------------------
                                     Jamie E. Samath
                                     Corporate Controller
                                     Signing on behalf of the registrant and
                                     as principal accounting officer


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                                                                    Exhibit 99.1

News Media:                               Financial:
Jeff Weir                                 Long Ly
National Semiconductor                    National Semiconductor
(408) 721-5199 or (408) 242-4827          (408) 721-5007
jeff.weir@nsc.com                         invest.group@nsc.com
-----------------                         --------------------

National Semiconductor Completes Sale of Cordless
Business to HgCapital, a Private Investment Group in London


SANTA CLARA, CALIF., June 27, 2005 - National Semiconductor Corporation (NYSE:NSM) today announced that it has closed the sale of its cordless business unit to HgCapital, a private equity investor based in London, UK. The sale of this unit, which was initially disclosed May 17 with the signing of a definitive agreement, is consistent with National's ongoing focus on core analog businesses.

The business unit's products include baseband and radio transceivers for cordless telephones and basestations as well as cordless voice modules.

Pursuant to the sale, HgCapital acquired intellectual property and assets of the cordless unit and approximately 70 employees based in 's-Hertogenbosch and Hengelo, The Netherlands. National will continue to provide manufacturing, sales and infrastructure support during a transition period.

National and HgCapital announced on May 17 that they had signed a definitive agreement on the transaction and, further, that they anticipated to close the deal during the first quarter of National's 2006 fiscal year, which started May 31, 2005.

National's financial release and conference call for the first quarter of fiscal 2006, which ends August 28, are scheduled for September 8, 2005. During the conference call, the company will discuss financial results and forward outlook, including the impact from the sale of this business.


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About National Semiconductor
National Semiconductor, the industry's premier analog company, creates high performance analog devices and subsystems. National's leading-edge products include power management circuits, display drivers, audio and operational amplifiers, communication interface products and data conversion solutions. National's key analog markets include wireless handsets, displays and a variety of broad electronics markets, including medical, automotive, industrial, and test and measurement applications. Headquartered in Santa Clara, California, National reported sales of $1.91 billion for fiscal 2005, which ended May 29, 2005. Additional company and product information is available at www.national.com.